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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 April 22, 1996

                                   ----------

                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



         Delaware                        1-27                 74-1383447
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
      incorporation)                    Number)          Identification Number)



      2000 Westchester Avenue,                                  10650
       White Plains, New York                                 (Zip Code)
(Address of principal executive offices)

                                    (914) 253-4000

              (Registrant's telephone number, including area code)

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


Item 5. Other Events
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1.   On April 22, 1996,  the  Registrant  issued an Earnings  Press  Release entitled "Texaco Reports Results for The First Quarter 1996," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
- --------------------------------------------------------------------------

(c)  Exhibits

     99.1 Press Release issued by Texaco Inc. dated April 22, 1996, entitled "Texaco Reports Results for The First Quarter 1996."

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                              TEXACO INC.
                                                             ------------
                                                             (Registrant)





                                                    By:       R. E. KOCH
                                                          --------------------
                                                          (Assistant Secretary)





Date:  April 23, 1996
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


                                                                      APPENDIX

Description of graphic material included in Exhibit 99.1.

The following information is depicted in graphic form in a Press Release issued by Texaco Inc. dated April 22, 1996, entitled "Texaco Reports Results for the First Quarter 1996" filed as Exhibit 99.1 to this Form 8-K:

1. The first graph is located within the eighth paragraph of Exhibit 99.1. Graph is entitled "Texaco Average U.S. Natural Gas Price Per Quarter" and is shown in dollars per MCF by quarter for the years 1995 and 1996. The Y axis depicts dollars per MCF from $0.00 to $3.00 with $.50 increments. The X axis depicts the calendar quarters for the years 1995 and 1996. The plot points are as follows:

         First Quarter 1995         -       $1.60 per MCF
         Second Quarter 1995        -       $1.67 per MCF
         Third Quarter 1995         -       $1.52 per MCF
         Fourth Quarter 1995        -       $1.81 per MCF
         First Quarter 1996         -       $2.11 per MCF

2. The second graph is located within the ninth paragraph of Exhibit 99.1. Graph is entitled "Texaco Average U.S. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the years 1995 and 1996. The Y axis depicts dollars per barrel from $12.00 to $20.00 with $2.00 increments. The X axis depicts the calendar quarters for the years 1995 and 1996. The plot points are as follows:

         First Quarter 1995         -       $14.85 per barrel
         Second Quarter 1995        -       $15.85 per barrel
         Third Quarter 1995         -       $14.88 per barrel
         Fourth Quarter 1995        -       $14.89 per barrel
         First Quarter 1996         -       $16.51 per barrel

3.       The third graph is located within the  thirteenth  paragraph of Exhibit
         99.1. Graph is entitled "Texaco Average Int'l. Crude Price Per Quarter" and is shown in dollars per barrel by quarter for the years 1995 and 1996. The Y axis depicts dollars per barrel from $12.00 to $20.00 with $2.00 increments. The X axis depicts the calendar quarters for the years 1995 and 1996. The plot points are as follows:

         First Quarter 1995         -       $16.38 per barrel
         Second Quarter 1995        -       $17.30 per barrel
         Third Quarter 1995         -       $15.45 per barrel
         Fourth Quarter 1995        -       $16.18 per barrel
         First Quarter 1996         -       $18.47 per barrel


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